EXHIBIT 10.18



                            SHARE PURCHASE AGREEMENT

         THIS SHARE PURCHASE AGREEMENT is made and entered into as of the 16th day of February, 1999 by and between Robert Stein (the "Seller") and Alaron.com Corporation, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller is the owner of 1,000 shares of common stock, no par value, of Limitup.com Inc., an Illinois corporation (the "Company"), which shares constitute all of the issued and outstanding shares of capital stock of the Company (the "Company Stock"); and

         WHEREAS, Seller desires to sell 650 shares (the "Purchased Shares") of the Company Stock to Purchaser and Purchaser desires to purchase the Purchased Shares from Seller, all upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Sale of Purchased Shares. On the Closing Date (as defined below), Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase from Seller the Purchased Shares.

         2. Purchase Price. In consideration of and in exchange for the Purchased Shares, on the Closing Date, the Purchaser shall issue to Seller 22,500 shares of the common stock, $.01 par value, of Purchaser (the "Purchase Price"). Such shares shall be issued without regard to any subsequent stock split or stock dividend effected by the Purchaser on its common stock.

         3. Payment and Delivery. On the Closing Date, Purchaser shall deliver to Seller the Purchase Price and Seller shall deliver to Purchaser a stock certificate and an assignment separate from certificate endorsed to Purchaser representing the Purchased Shares.

         4. Closing Date. The closing of the purchase and sale of the Purchased Shares shall occur on immediately subsequent to the closing of the public offering by the Purchaser, as set forth in Paragraph 8(e) hereof (the "Closing Date"), at the offices of Horwood Marcus & Berk Chartered, 333 W. Wacker Drive, Suite 2800, Chicago, Illinois, or at such other place as the Seller and Purchaser shall mutually agree upon.

         5 Representations and Warranties of Seller. Seller represents and warrants to Purchaser that as of the date hereof and the Closing Date (i) Seller has full right, power and authority to sell the Purchased Shares to Purchaser,
(ii) the Purchased Shares are free of all liens, claims, restrictions and encumbrances, (iii) the Purchased Shares have been validly issued, are fully paid and are non-assessable, (iv) the operations of the Company have been and are being conducted in compliance with all laws, ordinances, codes, rules, and regulations applicable to the Company and its operations and properties, (v) the Company retains in good standing all permits, consents, licenses and other authorizations of governmental authorities which are necessary for the lawful operation of the Company's business and (vi) the Company owns all right, title and interest in and to all intellectual


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property  used by the  Company  in the  operation  of its  business,  including, without limitation, all rights to the name "Limitup.com", free and clear of all liens and encumbrances, and such intellectual property of the Company is not subject to any license, royalty or other agreement.

         6. Acknowledgment of Seller. Seller represents and acknowledges that Purchaser has supplied Seller with all financial records, documents and other such information as requested by Seller with respect to the operations of the Purchaser as Seller has requested. Seller is fully familiar with the business, financial condition and prospects of Purchaser and has made an independent evaluation that the Purchase Price is fair and equitable. Seller has had the opportunity to discuss this Agreement and the transactions set forth herein with such advisors as Seller has deemed appropriate.

         7. Indemnification. Seller hereby agrees to indemnify and hold harmless Purchaser, its affiliates, shareholders, officers, directors, employees, successors and assigns against all claims, losses, demands, liabilities, suits, judgments, damages, costs and expenses, including reasonable attorneys' fees, which result from, arise out of or based upon any act, event, occurrence, omission or other circumstance involving Seller or the Purchased Shares prior to the Closing Date, including, without limitation, the breach of any covenant, representation or warranty of Seller contained herein or any document delivered pursuant hereto.

         8. Conditions Precedent to Obligations of Purchaser. The obligations of Purchaser under this Agreement are subject to the satisfaction or waiver by Purchaser of the following conditions precedent on or before the Closing Date:
(a) the representations and warranties of Seller contained herein shall have been accurate, true and correct on and as of the date of this Agreement and on the Closing Date; (b) Seller shall have performed and complied with all of his covenants, obligations and agreements contained in this Agreement to be performed and complied with by him on or prior to the Closing Date; (c) Purchaser shall not have discovered any facts during its investigation or review of the Company which would negatively impact upon the operations, assets, liabilities, results of operations, cash flows, condition (financial or otherwise), prospects of, or other matters relating to, the Company; (d) no action or proceeding by any governmental authority or other person or entity shall have been instituted or threatened which (i) might have a material adverse effect on the business or property of the Company or (ii) could enjoin, restrain or prohibit, or could result in substantial damages in respect of, any provision of this Agreement or the consummation of the transactions contemplated hereby or any integration of any operations of the Company with those of Purchaser; and
(e) Purchaser shall have successfully completed an initial public offering of its common stock and received the proceeds resulting from such offering.

         9. Further Assurances. Purchaser and Seller shall execute and deliver all such other instruments and take all such other actions as each other may reasonably request from time to time in order to effectuate the purposes of this Agreement.

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         10.      Miscellaneous

         10.1 Entire Agreement. This Agreement, and all documents to be delivered pursuant hereto, constitutes the entire agreement of the parties with respect to the transactions contemplated hereby, and there are no other prior or contemporaneous written or oral agreements, undertakings, provisions, warranties, letters of intent or covenants not contained or expressly incorporated herein. This Agreement may not be altered, modified, amended or terminated except in writing signed by all of the parties.

         10.2  Survival  of  Covenants,  Warranties  and  Representations.   All
representations, warranties and acknowledgments shall survive the closing of the transactions contemplated hereby.

         10.3 Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

         10.4 Prior Negotiations. All prior negotiations and agreements among the parties hereto are superseded by this Agreement and there are no representations, warranties, understandings, covenants or agreements other than those expressly set forth herein, or contained in any instruments contemplated by this Agreement, except as modified in writing concurrently herewith or subsequent hereto.

         10.5   Governing   Law;   Venue.   The   validity,   construction   and
interpretation of this Agreement shall be governed by the laws of the State of Illinois. The parties hereto irrevocably agree that all actions or proceedings in any way, manner or respect, arising out of or from or related to this
Agreement shall be litigated only in courts having situs in Cook County, Chicago, Illinois. Each party hereby consents and submits to personal jurisdiction in the State of Illinois and waives any right such party may have to transfer the venue of any such action or proceeding.

         10.6 Litigation Costs and Expenses. In the event of institution of legal proceedings in connection with this Agreement or any transactions contemplated herein, the party prevailing therein shall be entitled to recover the reasonable costs and expenses incurred in connection therewith, including without limitation, reasonable attorneys' and paralegals' fees.

         10.7 Severability. The various terms, provisions and covenants herein contained shall be deemed to be separable and severable and the invalidity and unenforceability of any of them shall in no manner affect or impair the validity or enforceability of the remainder thereof.

         10.8 Assignment. Purchaser and Seller shall not assign their rights hereunder without the prior written consent of the other party hereto.

         10.9 Waiver. The waiver by any party hereto of any breach, default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, shall not be deemed to extend to any prior or subsequent breach, default, misrepresentation or breach of warranty or covenant hereunder and shall not affect in any way any rights arising by virtue of any such prior or subsequent occurrence.





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         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed on the date first above written.

                                           SELLER:

                                           _________________________________
                                           Robert Stein


                                           PURCHASER:

                                           Alaron.com Corporation


                                           By:______________________________
                                                Steven Greenberg, President



































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